February 1, 2007

Supplement

SUPPLEMENT DATED FEBRUARY 1, 2007 TO THE PROSPECTUS OF
MORGAN STANLEY NATURAL RESOURCE DEVELOPMENT SECURITIES INC.
Dated June 28, 2006

The second paragraph of the section of the Prospectus titled ‘‘The Fund — Fund Management’’ is hereby deleted and replaced with the following:

The Fund is managed within the Domestic Asset Allocation team. The team consists of portfolio managers and analysts. Current members of the Domestic Asset Allocation team include Robert J. Rossetti, an Executive Director of the Investment Adviser, and Mark A. Bavoso, a Managing Director of the Investment Adviser.

Mr. Rossetti, who began managing the Fund in February 2007, is primarily responsible for the day-to-day management and the execution of the overall strategy. Mr. Rossetti has been associated with the Investment Adviser in an investment management capacity since May 1995. Mr. Bavoso, who began managing the Fund in February 2007, oversees the investment process and strategy. Mr. Bavoso has been associated with the Investment Adviser in an investment management capacity since March 1986.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

NRESPT1

February 1, 2007

Supplement

SUPPLEMENT DATED FEBRUARY 1, 2007 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY NATURAL RESOURCE DEVELOPMENT SECURITIES INC.
Dated June 28, 2006

The first, second and third paragraphs of the section of the Fund’s Statement of Additional Information entitled ‘‘V. Investment Advisory and Other Services — G. Fund Management’’ is hereby deleted and replaced with the following:

Other Accounts Managed by the Portfolio Managers

As of December 31, 2006:

Robert Rossetti managed three registered investment companies with a total of approximately $22.1 million in assets; no pooled investment vehicles; and no other accounts.

Mark A. Bavoso managed seven registered investment companies with a total of approximately $1.6 billion in assets; no pooled investment vehicles; and no other accounts.

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Investment Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Investment Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Investment Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Investment Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

The sentence in the section of the Fund’s Statement of Additional Information entitled ‘‘V. Investment Advisory and Other Services — G. Fund Management — Securities Ownership of Portfolio Managers’’ is hereby deleted and replaced with the following:

As of December 31, 2006, Robert Rossetti and Mark A. Bavoso did not own any securities in the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.